FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22K

ELEVENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This ELEVENTH Amendment (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below (the “Amendment Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management Agreement (CSG document #2501940) effective March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.

Customer has requested, and CSG has agreed to provide, a new solution commonly referred to as the “Dynamic Triggering Solution”, which solution enables Customer to *********** *********** *** ******** ***** ** * ********* ******** **** (the “Dynamic Triggering Subscribers”) and include in a Dynamic Triggering Subscriber’s email a ****** **** **** ******* ********** ********** *** ****** ** ****** ** ********** **** ******* *“***”* ***** ** ** ******* ********’* ****-******* **** *** **********, which, as of the Effective Date, is a ******* ****** ******* ********** ****** ********* as specifically identified in the First Dynamic Triggering SOW (as defined below) or any subsequent SOW implementing additional deployments of the Dynamic Triggering Solution. The Dynamic Triggering Solution is further described in Attachment A to this Amendment. Use of the Dynamic Triggering Solution with an **** ********** ** ********** **** other than the ******* ****** ********** *********, or ********** ****** ***** **** * ****** ***** **** *** *** ******* ****** ****** ********, requires the parties to execute additional Statement(s) of Work to make such modified service available, and an amendment to the Agreement, including Exhibit C-31 and Schedule F, Fees, CSG Services, Subsection IV. “Ancillary Services for Non-Rated Video and High-Speed Data and Residential Voice Services,” Subsection 5, Dynamic Triggering Solution, of the Agreement, in each case to specify the fees, terms and conditions of such modified service.

2.

As of the Effective Date, the Parties intend to utilize an **** ********** operated by Customer (the “******* **********”) to **** ** *** ***** ******** ** * ******* ********** ********** ** ** ******* *** ******* ****** ******* ********** ****** *********.  As of the Effective Date, the ******* ********** and ******* ****** ******* ********** ********* are provided by CSG Media, LLC (“Media”) to ** ******* *** (“** ******”) pursuant to a certain Service Order No. 1 executed by ** ****** and Media (the “** ****** *****”).  Customer represents that Customer and ** ******, of which ******** is a ********** *****, has agreed upon the fees and terms by which Customer may utilize the ******* ********** and ******* ****** ******* ********** ********* as part of the Dynamic Triggering Solution.

3.

Maintenance and support of the ******* ********** and ******* ****** ******* ********** ********* shall be provided by CSG to ** ****** pursuant to the ** ****** ***** (and its related maintenance and support terms and conditions). Similarly, except any fees set forth in the First Dynamic Triggering SOW or any subsequent SOWs executed by the Parties with respect to the Dynamic Triggering Solution, CSG shall invoice ** ******, and not Customer, for any fees associated with the provision of the ******* ********** and the ********** ** *** ****** ***** ** *** ******* ****** ******* ********** ********* *** ******** ** ******** *** ****** ** *** ******* **********.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22K

4.

Customer and CSG have entered into that certain Statement of Work (CSG document #2503499) titled “Dynamic Event Management and EST Couponing Solution” (the “First Dynamic Triggering SOW”) to prescribe the fees, terms and conditions for CSG to configure and deploy the Dynamic Triggering Solution, including the **** (*) ******* *** ***** defined therein.

5.

As of the Amendment Effective Date, Schedule C, Recurring Services, of the Agreement is hereby amended by adding a new Exhibit C-31 entitled “Dynamic Triggering Solution” in the form attached hereto as Attachment A.

6.

As of the Amendment Effective Date, Schedule F, Section IV. Ancillary Products and Services, Subsection A. titled “Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services,” is hereby amended to add a new Subsection 5. titled “Dynamic Triggering Solution,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
5. Dynamic Triggering Solution
a)***** ******* ********** *** (Notes 1-3)	***-****	$*******.**
b)*** ******* ********** ******** (Notes 1-3)
c)********** ******* *** *********** *** (Notes 4-6)	******	$******.**

Note 1: Design, development and implementation services ad lead times for the initial deployment of the Dynamic Triggering Solution are set forth in the First Dynamic Triggering SOW.

Note 2: The ********** ** *** ****** ***** (as defined in Exhibit C-31) and the ******** ** ******** *** ****** by a Dynamic Triggering Subscriber shall be governed by the ** ****** *****, which agreement governs the fees, terms and conditions relative and the services provided by Media to ** ****** supporting the use by Dynamic Triggering Subscribers of the ******* **********.  For the avoidance of doubt, for so long as the Dynamic Triggering Solution utilizes the ******* ********** pursuant to the ** ****** *****, Customer will not be billed directly by CSG for any fees associated with the ********** ** *** ****** ***** *** ******** ** ******** *** ****** by a Dynamic Triggering Subscriber on or through such ******* ********** (“********** Fees”).  Rather, ********** Fees shall be billed by CSG to ** ****** under the ** ****** *****.

Note 3: Fees for use of CSG’s ***** ******* and ********* ****** as part of the Dynamic Triggering Solution shall be invoiced according to the already agreed-upon pricing and invoicing terms previously defined in the Agreement. If Customer elects for CSG to integrate the Dynamic Triggering Solution to ****** ********* (as available in the First Dynamic Triggering SOW), Customer is responsible for all fees for the use of ****** *********.

Note 4: Production Support will commence after the deployment of the Dynamic Triggering Solution into production.  The ****** Production Support and Maintenance Fee is due to CSG in advance each year, with (i) the first ****** Production Support and Maintenance Fee to be invoiced as of the date the Dynamic Triggering Solution is made available by CSG to Customer in compliance with the First Dynamic Triggering SOW and available for deployment into production and (ii) subsequent ****** Production Support and Maintenance Fees to be invoiced ** ** *** *********** ** *** **** **** ******* Production Support and Maintenance Fee is invoiced.  In consideration of Customer’s payment of the Production Support and Maintenance Fee, Customer will receive up to **** ******* ****** (***) ***** *** **** of Production Support and Maintenance with respect to the Dynamic Triggering Solution, which Production Support and Maintenance excludes support for issues with the ******* ********** or other subject matter of the ** ****** ***** (which will be supported by CSG as set forth in the ** ****** *****).  Additional fees will be charged for Production Support and Maintenance ***** exceeding this ****** limit and will be set forth in a mutually agreed separate Statement of Work or Letter of Authorization.

Note 5: The ****** Production Support and Maintenance fee covers **** ******* ****** (***) ***** of post deployment support, including answering functional questions and resolving Customer reported concerns, CSG operating support and operating systems software licensing.  For purposes of Production Support and Maintenance, the Dynamic Triggering Solution is deemed a Recurring Service under the Agreement.  CSG will be responsible for resolution of Dynamic Triggering Solution defects caused by the CSG systems used to provide such solution (i.e., excluding other Customer or third party systems used in connection with the solution).  As provided in Note 4 above, maintenance and support of the ******* ********** and ******* ****** ******* ********** ********* shall be provided by CSG to ** ****** pursuant to the ** ****** ***** (and its related maintenance and support terms and conditions).  Future enhancements and changes to the Dynamic Triggering Solution, including CSG’s configuration of *** ***** beyond the ******* *** ***** defined in the First Dynamic Triggering SOW, will be set forth in a mutually agreed upon Statement of Work.  Production Support and Maintenance is intended to address production issues only and does not include pre-release testing, or any changes to the Dynamic Triggering Solution required by the use of new features, functions, products, or substantive configuration changes.

Note 6: The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.  Additionally any new functionality added to the Dynamic Triggering Solution may incur an increase in fees set forth in the fee table.

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22K

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: /s/ Joseph T. Ruble
Name: Peter Kiriacoulacos	Name: Joseph T. Ruble
Title: Chief Procurement Officer	Title: EVP, CAO & General Counsel
Date: 10-16-14	Date: 17 Oct 2014

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEM INTERNATIONAL, INC.

Exhibit 10.22K

ATTACHMENT A

FORM OF EXHIBIT C-31

Exhibit C-31

Dynamic Triggering Solution

1.The Dynamic Triggering Solution is a ******** ************ ********** (***) solution that leverages a set of dynamic ******** *********** *** ********* capabilities within CSG’s suite of Services.  The Dynamic Triggering Solution enables Customer to receive *****-***** ******** and ********** ***** ********* ********** to those subscribers that have been identified by Customer (”Dynamic Triggering Subscribers”).

The Dynamic Triggering Solution uses four principal CSG Services:

•

CSG’s ***** *******, which will implement *******-******* ******** and the related custom workflows and business rules developed by CSG’s Professional Services Group.  The *******-******* ******** may be generated from ****** captured by Customer, CSG and/or third party’s systems, and examples include ******* ****** ******** ******* ********** ********** ********** ** ******* *** ****-*** *********.  The specific *******-******* ******** and ********* that may be deployed from time-to-time by Customer using the Dynamic Triggering Solution will be prescribed in a mutually agreed upon Statement of Work.

•

CSG’s ********* *****®, a web based ***** application that allows for ****-**** ******* ** ***** ***** for ************* or ******** based ***** ********, will be used to deliver the ***** ******** ********* by the Dynamic Triggering Solution.  Consistent with the terms of First Dynamic Triggering SOW, Customer may also request that the Dynamic Triggering Solution use ****** ********* in addition to and/or in lieu of CSG’s ********* *****.

•

CSG’s ******* ****** ****** ********, which allows for the ******** of *** ****** ***** (as defined in the First Dynamic Triggering SOW) to Dynamic Triggering Subscribers. *** ****** ***** may be generated by Customer and imported into the ******* ****** ****** ******** ******** ** *** *********** or the ******* ****** ****** ******** can ****-******** *** ****** *****.  *** ****** ***** managed by the ******* ****** ****** ******** may be ******** on the ******* ****** ******* ********** ****** ********* *** *** ******.  Unless Customer retains CSG to manage the ******** ** ****** ** *** ****** ***** via an SOW or LOA, Customer is responsible to operationally manage the ******* ****** ****** ********.

•

CSG’s ******* ****** ******* ********** ****** *********, an **** ********* that enables Dynamic Triggering Subscribers to ****** *** ****** ***** *** *** ******* ****** ** ***** ** *** ******* **********, which stores ************ ** *** ******** *** ******** and then ***** ** *** ***** on a ************* supported by the specific configuration of the ******* **********.

2.The specific configuration of the Dynamic Triggering Solution shall be as prescribed in mutually agreed Statements of Work executed by the Parties from time-to-time.

3.The Dynamic Triggering Solution will be subject to the recurring fees set forth in Schedule F, Fees, CSG Services, Subsection IV. “Ancillary Services for Non-Rated Video and High-Speed Data and Residential Voice Services,” Subsection 5, Dynamic Triggering Solution, and those set-up and implementation services fees set forth in mutually agreed Statements of Work executed by the Parties from time-to-time that define and implement a specific *** **** or ********.

4.The Dynamic Triggering Solution will be subject to the Production Support and Maintenance Fee set forth in Schedule F, Fees, CSG Services, Subsection IV. “Ancillary Services for Non-Rated Video and High Speed Data and Residential Voice,” Subsection 5, Dynamic Triggering Solution.